UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2004

Nuevo Energy Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0304436 (I.R.S. Employer Identification No.)

1021 Main, Suite 2100, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 652-0706

ITEM 5. OTHER EVENTS

     On January 28, 2004, Nuevo Energy Company announced the final redemption of 9 1/2% Senior Subordinated Notes in a press release attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

     (a) Exhibits

99.1	Press release dated January 28, 2004, announcing the final redemption of 9 1/2% Senior Subordinated Notes.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUEVO ENERGY COMPANY (Registrant)

Date:	January 28, 2004	By:	/s/ Michael S. Wilkes

Michael S. Wilkes Principal Financial and Accounting Officer

EXHIBIT INDEX

99.1	Press release dated January 28, 2004, announcing the final redemption of 9 1/2% Senior Subordinated Notes.